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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[X]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12


                                    ICO, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           TRAVIS STREET PARTNERS, LLC
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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------


77968.0003

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

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[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

TRAVIS STREET PARTNERS, LLC                                   910 Travis Street
                                                                     Suite 2150
                                                          Houston,  Texas 77002
                                                               fax 713 759 2040
                                                               TEL 713 759 2030
                                                   www.travisstreetpartners.com


FOR IMMEDIATE RELEASE

ICO DELAYS RECORD DATE FOR ANNUAL MEETING, REVEALS $3 MILLION INCREASE IN PACHOLDER PARACHUTES

Houston, February 2, 2001 - Travis Street Partners, LLC ("TSP"), formed by a group of private Houston investors to acquire ICO, Inc. (NASDAQ: ICOC), disclosed today that it had received a letter from ICO'S attorneys stating that the record date with respect to the 2001 annual meeting has been reset to March 2, 2001. The record date is the date on which investors must be identified as the owner of a security, typically in order to have the right to vote shares at an annual meeting.

In ICO's preliminary proxy materials, filed with the SEC on January 9, 2001, ICO had stated that the record date was January 18, 2001 but had failed to establish a meeting date. In a letter to ICO's attorneys, a copy of which was provided to the SEC, TSP pointed out that, based on other correspondence from ICO, the January 18, 2001 date could be misleading.

"For shareholders who want to vote with us or with incumbent management," said Tim Gollin, a TSP manager, "the record date is an important issue. In making a decision to buy stock, investors are entitled to know whether or not they will have the right to vote their stock."

TSP has taken issue with many of the voting practices in place at ICO. In recent days, TSP has criticized Asher O. Pacholder and his wife Sylvia A. Pacholder (the "Managing Pacholders"), ICO's Chairman/CFO and President/CEO respectively, for personally obtaining voting rights from shareholders in connection with mergers and acquisitions made by the company.

As of today, ICO has not publicly disclosed the reset record date. In the interests of open communication with the ICO investor community, TSP is posting the ICO letter on its website and filing it with the SEC.

Additionally, TSP disclosed today that the Managing Pacholders could receive an extra $3.0 million as the result of purported changes to their employment agreements which are disclosed in ICO's preliminary proxy materials, filed with the SEC on January 9, 2001. The agreements themselves have yet to be filed with the SEC.

TSP's review of ICO's preliminary proxy materials, filed with the Securities and Exchange Commission (the "SEC") on January 9, 2001, revealed that the Pacholders' employment agreements have been amended since January 26, 2000, and potentially increase their golden parachutes from $4.9 million to $7.9 million, an increase of $3.0 million. Assuming the employment agreements are valid, a shareholder meeting date of April 10, 2001, and a Managing Pacholder termination date of April 11, 2001, the Pacholders could receive these payments if their employment was terminated for reasons other than cause.

TSP intends to request that the Board of Directors of ICO provide an explanation as to why ICO has not filed the amendments to the employment agreements with the SEC since the original employment agreements were filed as exhibits to ICO's Form 10-K for the fiscal year ended September 30, 1997.

The effect of the change increases a component of the Managing Pacholders' potential golden parachutes from three to five times the sum of each of the Managing Pacholders' annual base salary at the time of termination and the highest annual bonus received during employment with ICO.

TSP has offered to acquire ICO at a base price of $2.85, an 82% premium to ICO's share price prior to the TSP offer and a 185% premium to ICO's December low, plus a potential bonus payment based on the extent that ICO's performance in its fiscal first quarter outstrips its performance in the quarter ended September 30, 2000. Additionally, TSP has initiated a proxy fight to elect three directors to ICO's board. Their primary agenda, if elected, will be to press for a sale of ICO to the highest bidder. TSP has pledged that its directors will instruct the ICO audit committee to review compensation and other benefits received by Company senior management.

Other information about the TSP offer and proxy contest is available at www.travisstreetpartners.com. Shareholders wishing to provide information about their shareholdings should contact TSP by email at info@travisstreetpartners.com, providing their name, number of shares held, and contact information.

                                    * * * * *

                         CERTAIN ADDITIONAL INFORMATION

The participants in the proposed solicitation of proxies ("TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: Chris N. O'Sullivan, Timothy J. Gollin, Christopher P. Scully, A. John Knapp, James D. Calaway, Charles T. McCord, III, a joint venture between McCord and Calaway, John V. Whiting, Freeman Capital Management LLC, Robert Whiting, Randall Grace, R. Allen Schubert and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,158,300 shares of ICO's common stock or 5.11% of such shares outstanding (based on ICO's Annual Report on Form 10-K for the fiscal year ended September 30, 2000). TSP has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) in connection with a proposed solicitation that the TSP Participants may make with respect to shareholder proxies for the 2001 Annual Meeting of Shareholders of ICO. The Preliminary Proxy Statement contains important information, including additional information about the views and members of TSP as well as the individuals that TSP intends to nominate for election to the ICO Board of Directors. You should read the Preliminary Proxy Statement in its entirety. It can be obtained at no charge on the SEC's web site at http://www.sec.gov or by requesting a copy from MacKenzie Partners, Inc., (212) 929-5500 (call collect) or (800) 322-2885 (toll-free).

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